                                                                   Exhibit 10.25

                             LETTER AMENDMENT NO. 2

                                             Dated as of June 25, 2002

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Banks") parties
   to the Credit Agreement referred to
   below and to Citibank, N.A., as agent
   (the "Agent") for the Banks

Ladies and Gentlemen:

          We refer to the Amended and Restated Senior Revolving Loan Agreement dated as of September 21, 2001 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

          It is hereby agreed by you and us as follows:

          1. Section 7.2.2 of the Credit Agreement is amended by adding to the end of clause (j) the word "and" and adding to the end thereof a new clause
(k) to read:

          (k) Liens granted to secure Indebtedness and Guarantees made by the Borrower or any of its Subsidiaries in connection with the unincorporated Glennies Creek Joint Venture in an aggregate amount of not more than $50,000,000.

          2. Section 7.2.12 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

          7.2.12 Funded Debt Ratio. The Borrower shall maintain a ratio of the Borrower's total Indebtedness for Borrowed Money as at the last day of each calendar quarter to total earnings for the last four consecutive complete calendar quarters (before interest, taxes, depreciation and amortization and excluding any extraordinary gains or losses) of not more than 2.5:1 for each calendar quarter ended on or prior to March 31, 2002, and of not more that 3.0:1 for each calendar quarter ended on or after June 30, 2002.

          This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Letter Amendment, and the consent attached hereto executed by each party to the Significant Subsidiary Guaranty and each of the Subordinated Lenders parties to the Subordination Agreement. This Letter Amendment is subject to the provisions of Section 10.1 of the Credit Agreement.

                  On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents] to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart at Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                               Very truly yours,


                                               CONSOL ENERGY INC.


                                               By /s/ William J. Lyons
                                                  ----------------------------
                                                  Title:


Agreed as of the date first above written:


CITIBANK, N.A.,
         as Agent and as Bank


By  /s/ Raymond G. Dunning
    -------------------------------------
    Title: Managing Director

THE BANK OF NOVA SCOTIA


By /s/ N. Bell
   ---------------------------------------------
   Title: Senior Manager


DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES


By /s/ Ulrich Kahlow
   ---------------------------------------------
   Title: Vice President


By /s/ Deminik Rohe
   ---------------------------------------------
   Title: Analyst


MELLON BANK, N.A.


By /s/ William Feathers
   ---------------------------------------------
   Title: Vice President


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED


By /s/ R. Scott McInnis
   ---------------------------------------------
   Title: Head-Global Structured Finance-Americas


PNC BANK, N.A.


By /s/ Kane Keister
   ---------------------------------------------
   Title: CBO


NATIONAL CITY BANK


By /s/ Susan J. Dimmick
   ---------------------------------------------
   Title: Vice President

                                     CONSENT

                                                       Dated as of June 25, 2002

                  The undersigned, each a party to the Significant Subsidiary Guaranty dated as of October 2, 2002 (the "Guaranty") and a Subordinated Lender under the Subordination Agreement dated as of September 21, 2001 (the "Subordination Agreement"), each in favor of the Agent for its benefit and the benefit of the Banks parties to the Credit Agreement referred to in the foregoing Letter Amendment, hereby consents to such Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment, each of the Guaranty and the Subordination Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guaranty and the Subordination Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment.

                                      CONSOLIDATION COAL COMPANY

                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                         Title: Treasurer


                                      CONRHEIN COAL COMPANY


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                         Title: Treasurer


                                      CONSOL FINANCIAL INC.


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                         Title: Treasurer


                                      CONSOL OF KENTUCKY INC.


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                         Title: Treasurer


                                      CONSOL PENNSYLVANIA COAL COMPANY


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                         Title: Treasurer

                                      EIGHTY-FOUR MINING COMPANY


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                          Title: Treasurer


                                      FAIRMONT SUPPLY COMPANY


                                      By /s/ Ronald Rapp
                                         ---------------------------------------
                                          Title: Controller


                                     GREENON COAL COMPANY


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                          Title: Treasurer


                                      ISLAND CREEK COAL COMPANY


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                          Title: Treasurer


                                      IC COAL INC.


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                          Title: Treasurer



                                      McELROY COAL COMPANY

                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                          Title: Treasurer


                                      NINEVEH COAL COMPANY


                                      By /s/ John M. Reilly
                                         ---------------------------------------
                                          Title: Treasurer

                                          ROCHESTER & PITTSBURGH COAL COMPANY


                                          By /s/ John M. Reilly
                                             -----------------------------------
                                              Title: Treasurer